ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

ANNUAL REPORT
NOVEMBER 30, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS               ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

January 27, 1999

Dear Shareholder:

This annual report for Alliance International Premier Growth Fund contains investment results and market activity for the period since the inception of the Fund on March 3, 1998 to November 30, 1998.

INVESTMENT RESULTS
The Fund's performance results for the last six months and since its inception are shown in the following table, together with index performance for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index. As you can see from the table, your Fund underperformed its benchmark due, in part, to the selection of some industrial and cyclical stocks which performed poorly as the economic crisis that began in Southeast Asia, and subsequently spread to other parts of the globe, took hold. Since mid-October, as the worldwide financial markets began their recovery, the Fund has increasingly focused on consistent growth stocks. This repositioning has already begun to have a positive impact on the Fund.


INVESTMENT RESULTS*
Periods Ended November 30, 1998
                                                 TOTAL RETURNS
                                                             SINCE
                                            6 MONTHS       INCEPTION
                                            --------       ---------
ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
  Class A                                    -6.87%         -3.70%
  Class B                                    -7.26%         -4.20%
  Class C                                    -7.27%         -4.30%

MSCI EAFE INDEX                               0.48%          3.96%


* TOTAL RETURNS FOR THE FUND ARE CUMULATIVE AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF NOVEMBER 30, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS COMPARATIVE BENCHMARK INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, FAR EAST (EAFE) INDEX MEASURES THE OVERALL PERFORMANCE OF STOCK MARKETS IN 21 COUNTRIES WITHIN EUROPE, AUSTRALIA AND THE FAR EAST. BENCHMARK RETURNS FOR THE SINCE INCEPTION PERIOD ARE SINCE THE MONTH-END CLOSEST TO THE FUND'S INCEPTION DATE, IN THIS CASE FEBRUARY 28, 1998. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


ECONOMIC REVIEW
During the third quarter of 1998, the economic crisis that began in Southeast Asia spread to Russia, Eastern Europe and Latin America in a cascading effect. Yield spreads widened between sovereign debt and corporate debt, between developed markets and emerging markets, and between large cap stocks and small cap stocks. Many analysts feared the risk of currency devaluations in a number of countries. Interest rates in many Latin American countries skyrocketed and currency controls were put in place to prevent capital from flooding into U.S. dollars. The economic crisis even threatened to engulf and destabilize the largest U.S. financial institutions due to their exposure to various large hedge funds whose managers had incorrectly bet on yield spreads.

As a result of these events, stock markets around the world fell. The MSCI EAFE Index declined nearly 24% from its peak on July 20, 1998 to the trough on October 5, 1998. The U.S. market was not immune to the crisis--the S&P 500 Stock Index fell nearly 20% from its peak on July 17 before staging a strong recovery in mid-October.

The finance ministers of the Group of Seven (G7) industrial countries coordinated a global interest rate cut to try to stabilize the economic situation. By cutting interest rates during a period of economic stress, the world's financial system was reliquified. Yield spreads began to narrow to a more healthy level, and capital flight from troubled economies significantly slowed. Lower interest rates and a weaker U.S. dollar make it easier for debtor nations to repay their borrowings and provide additional


1


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

time to reduce their fiscal deficits. Therefore, the recovery plan put in place by the G7 nations helped to stem the tide of the declining markets.

Many raw materials are in global oversupply and commodity prices are showing signs of disinflation, if not deflation. This helped persuade the finance ministers of the G7 nations that there was little risk of inflation by cutting interest rates. Until the supply of raw materials comes more into balance with demand, we see little chance of a global reacceleration of growth.

The MSCI EAFE Index has recovered over 23% from its low on October 5, 1998. The stocks of Japanese and Pacific Basin companies led the EAFE Index during October. However, on a year-to-date basis, European stocks continue to dominate the MSCI EAFE's performance, while Japan and the Pacific Basin are essentially flat.

ECONOMIC OUTLOOK
Due to the strong financial market recovery in the U.S. and Europe since early October, many people assume that the global financial crisis is over. While our outlook is optimistic, a better description would be cautiously optimistic.

On the cautious side, our reasons for concern include: 1) the lack of economic growth in Japan, 2) a slowing of economic growth in China, 3) restrictions to free trade and the free movement of capital that may develop in Europe and in various emerging markets, 4) capital spending glitches that may occur due to European Monetary Union (EMU) consolidation or Year 2000 (Y2K) computer malfunctions, and 5) war in the Middle East or some kind of large scale terrorist attack.

However, we can point to many data points that give cause for optimism: 1) the expanding democratic capitalistic base of countries around the world, including the expansion of free trade zones like the EMU, 2) the swiftness with which the financial markets exerted discipline in this most recent financial market crisis which caused all governments concerned to focus on, and deal with, their economic woes, 3) the ready availability of capital for worthy projects, 4) positive fund flows into the market which could continue to drive the market to new highs, 5) the ever widening expansion of technology which allows global price and value competition, and 6) the continued economic strength of the U.S. and Europe which provides engines for economic growth to the rest of the world.

Consequently, we believe that U.S. Gross Domestic Product (GDP) growth should slow to approximately 2%-2.5% in 1999. We expect European GDP growth to be a little higher than the U.S. We are hopeful that Japan's economic growth will stabilize near zero while China's growth will probably slow to approximately 6%. Inflation in each of the developed countries should remain quite subdued.

PORTFOLIO MANAGEMENT AND STRATEGY
Management of your Fund's investment portfolio has been transferred from Alliance Capital's London office to the Large Capitalization Growth Group in Minneapolis, Minnesota. As a result, your Fund is now being managed by Alfred Harrison, Vice Chairman of Alliance Capital, and Thomas Kamp, a Senior Vice President. Mr. Harrison has over 35 years of investment experience while Mr. Kamp's investment experience spans 12 years. The Large Capitalization Growth Group has been managing the Alliance Premier Growth Fund for over six years.

The Large Capitalization Growth Group is utilizing its many years of experience and expertise to manage Alliance International Premier Growth Fund. The basic strategy of the Fund will remain the same: to emphasize stock selection and investment in a limited number of comparatively large, high-quality companies. However, the Fund's portfolio will tend to be slightly larger in average company size and somewhat more growth oriented than it was previously.

In following this strategy, we will continue to utilize the fundamental analysis and research of Alliance Capital's large global equity research team situated in numerous locations around the world. The Fund's industry sector and geographic weightings will be a by-product of our "bottom-up" stock selection approach rather than from a predetermined top-down allocation.

The Fund is a diversified fund in terms of industry sector and geographic weightings as shown in the charts on the next page. As you can see, there is particular emphasis on the finance and consumer staples sectors which com-


2


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

prise 22.02% and 21.46% of the Fund's holdings. Geographically, our focus is on some of the key G7 nations, namely the United Kingdom, France and Spain which have weightings of 24.20%, 14.03% and 13.39%, respectively.

INDUSTRIAL AND GEOGRAPHIC BREAKDOWNS AS OF NOVEMBER 30, 1998:*


22.0% FINANCE
21.5% CONSUMER STAPLES
11.8% UTILITIES
11.6% HEALTH CARE
9.5% CONSUMER MANUFACTURING
9.3% TECHNOLOGY
7.3% CONSUMER SERVICES
4.7% ENERGY
2.3% MULTI INDUSTRY COMPANIES


24.2% UNITED KINGDOM
14.0% FRANCE
13.4% SPAIN
12.5% JAPAN
9.7% SWITZERLAND
6.7% FINLAND
5.2% NETHERLANDS
5% GERMANY
4.5% CANADA
4.8% OTHER


*    EXPRESSED AS A PERCENTAGE OF TOTAL INVESTMENTS.


We thank you for your interest and investment in the Alliance International Premier Growth Fund and look forward to reporting our progress to you as we enter the new year.

Sincerely,


John D. Carifa
Chairman and President


Alfred Harrison
Executive Vice President


Thomas Kamp
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES
                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

Alliance International Premier Growth Fund is an open-end, diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of carefully selected non-U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 60 companies will be represented in the portfolio, with the 30 most highly regarded of these usually constituting 70% of the Fund's net assets.


INVESTMENT RESULTS

NAV AND SEC TOTAL RETURNS AS OF NOVEMBER 30, 1998
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*              -3.70%         -7.76%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*              -4.20%         -8.03%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*              -4.30%         -5.26%


SEC TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 1998)

                             CLASS A        CLASS B        CLASS C
                          ------------   ------------   ------------
Since Inception*             -20.88%        -21.09%        -18.62%


The Fund's investment results represent cumulative total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares, without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 3/3/98 for all Share classes.


4


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
3/31/98* TO 11/30/98

$11,000
$10,000
$9,000
$8,000
$7,000

3/31/98   4/30/98   5/31/98   6/30/98   7/31/98   8/31/98   9/30/98
   10/31/98   11/30/98

MSCI EAFE INDEX: $10,083
INTERNATIONAL PREMIER GROWTH FUND CLASS A: $8,925


This chart illustrates the total value of an assumed $10,000 investment in Alliance International Premier Growth Fund Class A shares (from 3/31/98 to 11/30/98) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International Europe, Australasia, Far
East(MSCIEAFE) Index is an unmanaged, market capitalization-weighted index that measures stock performance in 21 countries within Europe, Australia, and the Far East.

When comparing Alliance International Premier Growth Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.


International Premier Growth Fund
MSCI EAFE Index

*    Month-end nearest to Fund's Class A share inception date of 3/3/98.


5


TEN LARGEST HOLDINGS
NOVEMBER 30, 1998                    ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                         U.S. $ VALUE      NET ASSETS
-------------------------------------------------------------------------------
Nokia Corp. Series A--Develops and manufactures
  mobile phones, networks, and systems for
  cellular and fixed networks.                    $1,470,145         6.3%
Tabacalera, SA Series A--Manufactures, sells,
  imports and exports tobacco products.            1,236,861         5.3
Newcourt Credit Group, Inc.--Originates,
  manages and sells asset-based loans.               980,725         4.2
Telefonica de Espana, SA-Provides
  telecommunications and audio-visual
  communications services and products
  throughout Spain.                                  939,599         4.0
Bank of Scotland--Attracts deposits and offers
  banking services to large and small
  businesses and individuals.                        938,073         4.0
Sanofi, SA--Researches and manufactures
  healthcare products and beauty aids.               892,151         3.8
Seita--Manufactures cigarettes including
  Gauloises and Gitanes brands as well as pipe
  and loose tobacco.                                 870,177         3.7
Zurich Allied AG--Core businesses are non-life
  and life insurance, reinsurance and asset
  management.                                        856,959         3.6
Banco Bilbao Vizcaya, SA--The Bank serves
  customers in Spain and, through its network
  of leading domestic banks, Latin America.          750,432         3.2
Vodafone Group Plc.--Provides telecommunications
  services and operates the Vodafone network.
  The Company's services include cellular radio,
  wide area paging, distribution, packet
  radio and value added network services.            738,218         3.1
                                                  $9,673,340        41.2%


6

INDUSTRY DIVERSIFICATION
NOVEMBER 30, 1998                    ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

                                                                 PERCENT OF
                                                U.S. $ VALUE     NET ASSETS
-------------------------------------------------------------------------------
Consumer Manufacturing                           $ 2,063,167         8.8%
Consumer Services                                  1,603,604         6.8
Consumer Staples                                   4,689,629        20.0
Energy                                             1,036,492         4.4
Finance                                            4,811,245        20.5
Healthcare                                         2,532,916        10.8
Multi Industry                                       509,907         2.2
Technology                                         2,030,035         8.6
Utilities                                          2,575,455        11.0
Total Investments                                 21,852,450        93.1
Cash and receivables, net of liabilities           1,617,893         6.9
Net Assets                                       $23,470,343       100.0%


Excludes short-term obligations.


7


PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1998                    ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-93.1%
AUSTRALIA-1.1%
Coca-Cola Amatil, Ltd.                           80,000       $  268,833

BELGIUM-1.9%
Petrofina, SA                                     1,100          448,007

CANADA-4.2%
Newcourt Credit Group, Inc.                      27,500          980,725

FINLAND-6.3%
Nokia Corp.
  Series A                                       15,000        1,470,145

FRANCE-13.1%
Cap Gemini, SA                                    1,500          219,390
Carrefour, SA                                       700          495,297
Sanofi, SA                                        5,000          892,151
Seita                                            15,000          870,177
Total, SA (ADR)                                   7,600          464,550
  Class B                                         1,000          123,934
                                                             ------------
                                                               3,065,499

GERMANY-4.7%
Volkswagen AG                                     7,000          569,525
Wella AG                                            600          530,613
                                                             ------------
                                                               1,100,138

JAPAN-11.6%
Credit Saison Co., Ltd.                          25,000          570,558
Fuji Photo Film Co.                               5,000          186,802
Honda Motor Co.                                  15,000          538,477
NTT Mobile Communications Network, Inc.               8          305,381
Sony Corp. (a)                                    7,000          512,244
Takeda Chemical Industries                       12,000          404,467
Yamanouchi Pharmaceutical Co., Ltd. (a)           7,000          204,670
                                                             ------------
                                                               2,722,599

NETHERLANDS-4.8%
Internationale Nederlanden Groep NV              12,000          687,130
Philips Electronics                               7,000          442,921
                                                             ------------
                                                               1,130,051

SPAIN-12.5%
Banco Bilbao Vizcaya, SA (b)                     47,500          750,432
Tabacalera, SA
  Series A                                       50,000        1,236,861
Telefonica de Espana, SA                         20,000          939,599
                                                             ------------
                                                               2,926,892

SWITZERLAND-9.0%
Nestle, SA                                          300          623,165
Novartis AG                                         336          630,557
Zurich Allied AG                                  1,200          856,959
                                                             ------------
                                                               2,110,681

TAIWAN-1.4%
Taiwan Semiconductor
  Manufacturing Co., Ltd. (ADR) (b)              22,700          340,500

UNITED KINGDOM-22.5%
Bank of Scotland                                 85,000          938,073
Diageo Plc.                                      58,100          664,683
Garban Plc. (b)                                   7,000           27,368
Glaxo Wellcome Plc.                              12,500          401,071
Granada Group Plc.                               20,000          312,114
Orange Plc. (b)                                  58,000          592,257
Rentokil Initial Plc.                            64,000          417,032


8

                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

Tomkins Plc.                                    110,000      $   509,907
United News & Media, Inc.                        70,000          687,657
Vodafone Group Plc.                              50,000          738,218
                                                             ------------
                                                               5,288,380

Total Common Stocks
  (cost $20,648,167)                                          21,852,450

TOTAL INVESTMENTS-93.1%
  (cost $20,648,167)                                          21,852,450
Other assets less liabilities-6.9%                             1,617,893

NET ASSETS-100%                                              $23,470,343


(a) Securities, or a portion thereof, with an aggregate market value of $716,914 have been segregated to collateralize forward exchange currency contracts.

(b)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998                    ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $20,648,167)           $21,852,450
  Foreign cash, at value (cost $492,601)                               494,870
  Cash                                                                 216,231
  Receivable for investment securities and foreign currency sold     1,683,300
  Receivable for capital stock sold                                  1,166,366
  Deferred organization expenses                                       226,762
  Dividends receivable                                                  38,557
  Receivable from advisor                                               21,540
  Total assets                                                      25,700,076

LIABILITIES
  Payable for investment securities and foreign currency purchased   1,705,516
  Organizational expense payable                                       283,000
  Unrealized depreciation of forward exchange currency contract         45,551
  Payable for capital stock redeemed                                    26,404
  Distribution fee payable                                              13,322
  Accrued expenses                                                     155,940
  Total liabilities                                                  2,229,733

NET ASSETS                                                         $23,470,343

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     2,446
  Additional paid-in capital                                        24,582,343
  Accumulated net investment loss                                      (26,502)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (2,250,109)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      1,162,165
                                                                   $23,470,343

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($7,254,962/
    753,644 shares of capital stock issued and outstanding)             $ 9.63
  Sales Charge--4.25% of public offering price                             .43
  Maximum offering price                                                $10.06

  CLASS B SHARES
  Net asset value and offering price per share ($11,709,714/
    1,222,946 shares of capital stock issued and outstanding)           $ 9.58

  CLASS C SHARES
  Net asset value and offering price per share ($3,119,842/
    325,934 shares of capital stock issued and outstanding)             $ 9.57

  ADVISOR CLASS SHARES
  Net asset value, redemption, and offering per share ($1,385,825
    /143,789 shares of capital stock issued and outstanding)            $ 9.64


See notes to financial statements.

10

STATEMENT OF OPERATIONS
MARCH 3, 1998* TO NOVEMBER 30, 1998

                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $14,409)  $138,242
  Interest                                                53,657   $   191,899

EXPENSES
  Advisory fee                                           109,041
  Distribution fee - Class A                               8,581
  Distribution fee - Class B                              58,090
  Distribution fee - Class C                              11,742
  Custodian                                              141,403
  Administrative                                          94,900
  Audit and legal                                         56,688
  Amortization of organization expense                    56,238
  Transfer agency                                         43,237
  Printing                                                25,097
  Directors' fees                                         20,820
  Registration                                            10,891
  Miscellaneous                                            5,302
  Total expenses                                         642,030
  Less: expenses waived by the Adviser (see Note B)     (323,725)
  Net expenses                                                         318,305
  Net investment loss                                                 (126,406)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (2,250,109)
  Net realized loss on foreign currency transactions                   (47,237)
  Net unrealized appreciation (depreciation) of:
    Investments                                                      1,204,283
    Foreign currency denominated assets and liabilities                (42,118)
  Net loss on investments and foreign currency transactions         (1,135,181)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(1,261,587)


*    Commencment of operations.
     See notes to financial statements.


11



STATEMENT OF CHANGES
IN NET ASSETS                        ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

                                                               MARCH 3, 1998*
                                                                     TO
                                                              NOVEMBER 30, 1998
                                                              -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                                           $  (126,406)
  Net realized loss on investments and foreign
    currency transactions                                        (2,297,346)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                   1,162,165
  Net decrease in net assets from operations                     (1,261,587)

CAPITAL STOCK TRANSACTIONS
  Net increase                                                   24,631,630
  Total increase                                                 23,370,043

NET ASSETS
  Beginning of period                                               100,300
  End of period                                                 $23,470,343


*    Commencement of operations.

     See notes to financial statements.


12



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998                    ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance International Premier Growth Fund (the "Fund") was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. Prior to commencement of operations on March 3, 1998, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares each of Class A, Class B and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each on Class A, Class B and Class C shares and $100,000 on the Advisor Class shares on February 27, 1998. The Fund offers Class A, Class B, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $283,000 have been deferred and are being amortized on a straight-line basis through February, 2003.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding tax reclaims recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.


13



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                          ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a increase in accumulated net investment loss and accumulated net realized loss on investment and foreign currency transactions and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20% and 2.20% of average net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the period ended November 30, 1998, such waiver of management fees, amounted to $228,825 and the waiver of the cost of certain legal and accounting services provided to the Fund by the Adviser amounted to $94,900.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $18,095 for the period ended November 30, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $11,361 from the sales of Class A shares and $18,256 and $691 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended November 30, 1998.

Brokerage commissions paid on investment transactions for the period ended November 30, 1998, amounted to $120,638, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor DLJ directly.


14


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $709,440 and $85,953, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $41,692,946 and $18,794,670, respectively, for the period ended November 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the period ended November 30, 1998.

At November 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,876,908 and gross unrealized depreciation of investments was $672,625, resulting in net unrealized appreciation of $1,204,283, excluding foreign currency.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At November 30, 1998, the Fund had one outstanding forward exchange currency contracts as follows:


                                         U.S. $
                           CONTRACT     VALUE ON     U.S. $
                            AMOUNT    ORIGINATION    CURRENT     UNREALIZED
                             (000)        DATE        VALUE     DEPRECIATION
                           ---------  -----------  -----------  ------------
FORWARD EXCHANGE CURRENCY
SALE CONTRACT
Japanese Yen,
  settling 12/17/98         70,205      $526,000     $571,551     $(45,551)


15


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                          ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                          SHARES              AMOUNT
                      MARCH 3, 1998*      MARCH 3, 1998*
                            TO                  TO
                    NOVEMBER 30, 1998   NOVEMBER 30, 1998
                    -----------------   -----------------
CLASS A
Shares sold              843,613            $8,485,886
Shares redeemed          (89,979)             (841,014)
Net increase             753,634            $7,644,872

CLASS B
Shares sold            1,350,496           $13,632,672
Shares redeemed         (127,560)           (1,182,495)
Net increase           1,222,936           $12,450,177

CLASS C
Shares sold              345,438            $3,357,877
Shares redeemed          (19,514)             (174,357)
Net increase             325,924            $3,183,520

ADVISOR CLASS
Shares sold              151,569            $1,523,326
Shares redeemed          (17,780)             (170,265)
Net increase             133,789            $1,353,061


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. Consequently, the Fund's investment portfolio may experience greater price volatility and significanty lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 1998.


*    Commencement of operations.


16



FINANCIAL HIGHLIGHTS                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          ADVISOR
                                                CLASS A       CLASS B       CLASS C        CLASS
                                                MARCH 3,      MARCH 3,      MARCH 3,      MARCH 3,
                                                1998(A)       1998(A)       1998(A)       1998(A)
                                                   TO            TO            TO            TO
                                              NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                  1998          1998          1998          1998
                                              ------------  ------------  ------------  ------------
Net asset value, beginning of period            $10.00         $10.00         $10.00        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)(c)               (.08)          (.13)          (.15)          .01
Net realized and unrealized loss on
  investments and foreign currency
  transactions.                                   (.29)          (.29)          (.28)         (.37)
Net decrease in net asset value from
  operations                                      (.37)          (.42)          (.43)         (.36)
Net asset value, end of period                   $9.63          $9.58          $9.57         $9.64

TOTAL RETURN
Total investment return based on net
  asset value (d)                                (3.70)%        (4.20)%        (4.30)%       (3.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $7,255        $11,710         $3,120        $1,386
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (e)     2.50%          3.20%          3.20%         2.20%
  Expenses, before waivers/reimbursements (e)     5.19%          6.14%          6.00%         6.28%
  Net investment income (loss) (e)                (.90)%        (1.41)%        (1.69)%         .13%
Portfolio turnover rate                           1.51%          1.51%          1.51%         1.51%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


17


REPORT OF INDEPENDENT
ACCOUNTANTS                          ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance International Premier Growth Fund (the "Fund") at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period March 3, 1998 (commencement of operations) through November 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
January 8, 1999


18


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALFRED HARRISON, EXECUTIVE VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
EDWARD BAKER, VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
STEPHEN H. BEINHACKER, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
THOMAS KAMP, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


19


ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

IPGAR